LETTER OF TRANSMITTAL
                               AND ELECTION FORM

                     To Accompany Certificates Representing
                             Shares of Common Stock
                                       of

                            THE COLONIAL GROUP, INC.

surrendered in connection with the Merger of Apple Merger Corporation, a wholly-owned subsidiary of New LFC, Inc., with and into The Colonial Group, Inc.

               By Mail:                        By Overnight Courier:
  The First National Bank of Boston     The First National Bank of Boston
            P.O. Box 1889                 Shareholder Services Division
          Mail Stop 45-01-19           150 Royall Street, Mail Stop 45-01-19
     Boston, Massachusetts 02105           Canton, Massachusetts 02021

               By Hand:                              By Hand:
 BancBoston Trust Company of New York  The First National Bank of Boston
        55 Broadway, 3rd Floor           100 Federal Street, Floor 1-B
          New York, New York                 Boston, Massachusetts
                                       Attn: Receipt and Delivery Window

                             For Information Call:
                                 (617) 575-2700

Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

           DO NOT SEND CERTIFICATES OR THIS LETTER OF TRANSMITTAL TO
      THE COLONIAL GROUP, INC., NEW LFC, INC., APPLE MERGER CORPORATION OR
                       LIBERTY FINANCIAL COMPANIES, INC.

===============================================================================
               DESCRIPTION OF SHARES SURRENDERED
- -------------------------------------------------------------------------------
  (If the space provided below is inadequate, the certificate numbers and number of shares should be listed on a separate signed schedule affixed hereto.)
- -------------------------------------------------------------------------------

                                              Number of Shares
Name and Address of                             Represented
Registered Holder    Certificate Number(s)   by Certificate(s)
- -------------------------------------------------------------------------------
                   ------------------------------------------------------------

                   ------------------------------------------------------------

                   ------------------------------------------------------------

                   ------------------------------------------------------------

                   ------------------------------------------------------------
                                                                  Total Shares
- -------------------------------------------------------------------------------

NOTE: If the name or address indicated on the label in the name and address line above is not correct, note any necessary changes therein in the space immediately below the label.
===============================================================================


                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

     In connection with the merger (the "Merger") of Apple Merger Corporation, a Massachusetts corporation ("Merger Sub") and the wholly-owned subsidiary of New LFC, Inc. (to be renamed Liberty Financial Companies, Inc.) ("Liberty Financial"), with and into The Colonial Group, Inc., a Massachusetts corporation ("Colonial"), the undersigned, the registered holder(s) of the stock certificate(s) (the "Certificates") representing shares of common stock, $.10 par value per share, of Colonial ("Colonial Common Stock") referred to above, or the transferee or assignee of such registered holder(s), hereby surrenders the Certificates in exchange for a certificate representing one share of the common stock, $.01 par value (the "Liberty Common Stock"), of Liberty Financial for each share of Colonial Common Stock unless a valid Election (as hereinafter defined) is made herein. A holder of Colonial Common Stock may elect to have any or all of the shares of Colonial Common Stock held by such holder converted into either, but not both, of (i) the right to receive cash in the amount of $40.00 for each share of Colonial Common Stock as to which a valid Election (as hereinafter defined) is made ("Cash Consideration") or (ii) the right to receive
0.77 shares of the Series A Convertible Preferred Stock, $.01 par value (the "Liberty Preferred Stock"), of Liberty Financial for each share of Colonial Common Stock as to which a valid election is made by properly completing the Election Form included herein ("Election"); provided that in the event that the number of shares of Colonial Common Stock for which the election to receive Cash Consideration would result in an aggregate Cash Consideration being paid in excess of $100 million or to receive Liberty Preferred Stock would result in the issuance of more than 1,040,000 shares of Liberty Preferred Stock, then, in either case, the number of shares of Colonial Common Stock subject to an election to receive such consideration shall be reduced ratably, based on the number of shares of Colonial Common Stock elected to be so treated by each holder and on a whole Colonial Common Stock share basis, until the aggregate Cash Consideration being paid no longer exceeds $100 million and/or the number of shares of Liberty Preferred Stock to be issued no longer exceeds 1,040,000,

1.161166
respectively. UNLESS THE UNDERSIGNED AFFIRMATIVELY ELECTS TO RECEIVE CASH OR SHARES OF LIBERTY PREFERRED STOCK FOR SOME OR ALL OF SUCH SHARES OF COLONIAL COMMON STOCK OWNED BY THE UNDERSIGNED BY COMPLETING THE ELECTION FORM INCLUDED HEREIN, THE CERTIFICATES REPRESENTING SHARES OF COLONIAL COMMON STOCK SURRENDERED HEREWITH WILL BE EXCHANGED SOLELY FOR CERTIFICATES REPRESENTING THE NUMBER OF SHARES OF LIBERTY COMMON STOCK TO WHICH THE UNDERSIGNED IS ENTITLED HEREUNDER. COLONIAL STOCKHOLDERS WHO MAKE AN ELECTION TO RECEIVE ANY CASH OR LIBERTY PREFERRED STOCK MUST DELIVER A PROPERLY COMPLETED LETTER OF TRANSMITTAL TOGETHER WITH THEIR STOCK CERTIFICATES OR AN APPROPRIATE GUARANTY OF DELIVERY IN PROPER FORM TO THE FIRST NATIONAL BANK OF BOSTON (THE "EXCHANGE AGENT") BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 17, 1995 (THE "ELECTION DEADLINE"). Any holder of Colonial Common Stock who has made an election by submitting an Election Form to the Exchange Agent may at any time prior to the Election Deadline change such holder's election by submitting a revised Election Form, properly completed and duly executed, that is received by the Exchange Agent prior to the Election Deadline. Any holder of Colonial Common Stock may at any time prior to the Election Deadline revoke such holder's election and withdraw such holder's Certificates deposited with the Exchange Agent by written notice to the Exchange Agent received at any time prior to the Election Deadline. It is understood that the undersigned will receive cash in lieu of any fractional shares of Liberty Common Stock to which the undersigned would otherwise have been entitled in the Merger.

         Two or more holders of Colonial Common Stock who are determined to own constructively the Colonial Common Stock owned by each other by virtue of
Section 318(a) of the Internal Revenue Code and who so certify to the Exchange Agent's satisfaction may submit a joint Election Form covering the aggregate Colonial Common Stock owned by all such holders. Each such group of holders which submits a joint Election Form shall be treated as a single holder of Colonial Common Stock.

         Record holders of Common Stock who are nominees only may submit a separate Election Form for each beneficial owner for whom such record holder is a nominee; provided, however, that at the request of the Exchange Agent, such record holder shall certify to the satisfaction of the Exchange Agent that such record holder holds such Colonial Common Stock as nominee for the beneficial owner thereof. Each beneficial owner for which an Election Form is submitted will be treated as a separate holder of Colonial Common Stock, subject, however, to the immediately preceding paragraph dealing with joint Election Forms.

         The Merger will be effected pursuant to an Amendment and Restatement, dated February 1, 1995, of the Agreement and Plan of Merger, dated as of October 12, 1994, as amended (the "Merger Agreement"), among Colonial, Liberty Financial, Liberty Financial Companies, Inc. and Merger Sub. The Merger is described in, and the Merger Agreement is attached as an appendix to, the Prospectus/Proxy Statement of Colonial and Liberty Financial dated February __, 1995 (the "Prospectus/Proxy Statement"), receipt of which is hereby acknowledged. Additional copies of the Prospectus/Proxy Statement and of this Letter of Transmittal may be obtained from the Exchange Agent upon request.


         The undersigned hereby represents and warrants that the undersigned has good title to the shares of Colonial Common Stock being delivered and surrendered to the Exchange Agent, free and clear of all liens, restrictions, charges and encumbrances, and that such shares are not subject to any adverse claim. The undersigned represents and warrants that the undersigned has full power and authority to surrender the Certificates. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Exchange Agent in connection with the surrender of the Certificates. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

         The delivery and surrender of the Certificates is not effective, and the risk of loss of the Certificates does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile thereof, duly completed and signed, together with all accompanying evidences of authority in form satisfactory to the Exchange Agent, the Certificates and any other required documents. All questions as to validity, form and eligibility of any surrender of Certificates hereunder will be determined by the Exchange Agent and such determination shall be final and binding on all parties.

         Each holder of Colonial Common Stock who duly elects to receive Liberty Preferred Stock as described above shall also be entitled, but shall not be obligated, to become a party to the Stockholders Agreement among Liberty Financial, Liberty Mutual Insurance Company and those other holders making this election in substantially the form of which is attached as Exhibit C to the Merger Agreement.

         The number of shares of Liberty Common Stock issuable in exchange for each share of Colonial Common Stock, the amount of Cash Consideration payable for each share of Colonial Common Stock and the number of shares of Liberty Preferred Stock issuable in exchange for each share of Colonial Common Stock shall each be subject to reduction by an identical proportion, in accordance with a formula set forth in the Merger Agreement, if Colonial's Specified Assets Under Management (as such term is defined in the Merger Agreement) as of 4:00 p.m. Boston time on the date which is two business days prior to the Closing Date do not exceed 85% of such Specified Assets Under Management as of 4:00 p.m. Boston time on the date of the Merger Agreement, after factoring out market fluctuations in the values of portfolio assets (positive or negative) between such dates.



1.161166

                                  INSTRUCTIONS
     Forming Part of the Terms and Conditions of the Letter of Transmittal

     1. Signatures; Checks and Certificates in Different Names. The Certificates surrendered need not be endorsed or accompanied by any instrument of assignment or transfer, other than this Letter of Transmittal, if registered in the name of the person(s) signing this Letter of Transmittal.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal or a facsimile hereof, completed and signed, must be used in connection with a delivery and surrender of Certificates. A Letter of Transmittal, the Certificates (or an appropriate guaranty of delivery of such Certificates, provided such Certificates are in fact delivered to the Exchange Agent within five (5) Nasdaq trading days following the delivery of such guaranty) and any other required documents must be properly received by the Exchange Agent, in form satisfactory to the Exchange Agent, in order for the delivery and surrender to be effective and the risk of loss of the Certificates to pass to the Exchange Agent. The method of delivery of Certificates and other documents is at the election and risk of the shareholder. If such delivery is by mail, certified or registered mail with return receipt requested, properly insured, is recommended. Surrender may be made at the addresses shown on the front of this Letter of Transmittal. A mailing envelope addressed to the Exchange Agent is enclosed for your convenience. Appropriate guaranty of delivery of Certificates may be obtained from a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States.

     3. Guarantee of Signatures. Certificates need not be endorsed and stock powers and signature guarantees are unnecessary unless (a) a Certificate is registered in a name other than that of the person surrendering the Certificate or (b) such registered holder completes the Special Payment Instructions or Special Delivery Instructions. In the case of (a) above, such Certificates must be duly endorsed or accompanied by a properly executed stock power, with the endorsement or signature on the stock power and on the Letter of Transmittal guaranteed by a financial institution that is a member of the Stock Transfer Association's approved medallion program (such as STAMP, SEMP or MSP), unless surrendered on behalf of such institution. In the case of (b) above, the signature on the Letter of Transmittal must be similarly guaranteed.

     4. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed or the endorsement on any Certificate (or stock power in lieu thereof) is executed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or in any other representative or fiduciary capacity, the person signing the Letter of Transmittal or executing the endorsement (or stock power) must give such person's full title in such a capacity and appropriate evidence of authority to act in such capacity must be forwarded with any Certificates submitted herewith.

     If any Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are registrations of Certificates. Additional copies of this Letter of Transmittal may be obtained from the Exchange Agent at either of the addresses shown on the front of this letter.

     5. Letter of Transmittal Required; Surrender of Certificates; Lost Certificates. You will not receive any Merger Consideration for your shares of Colonial Common Stock unless and until you deliver this Letter of Transmittal, duly completed and signed, and with respect to Election Shares, the Election Form duly and properly completed, to the Exchange Agent, together with the Certificates representing such shares. To make a valid Election, the completed Letter of Transmittal and completed Election Form, and your Certificates, must be received by the Exchange Agent by 5:00 p.m., New York City time, on March 17, 1995. If the Certificates have been lost or destroyed, such should be indicated on the front of this Letter of Transmittal. In such event, the Exchange Agent will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Certificates. No interest will be paid on any payments due for Certificates.

     6. Adequacy of Documentation. The Exchange Agent reserves full discretion to determine whether each Letter of Transmittal and Election Form, if applicable, submitted to the Exchange Agent has been properly completed and is adequate for the purpose of honoring the instructions or elections contained herein and therein. The Exchange Agent shall have the right to request the execution of any additional documents which it, in its sole discretion, deems necessary or desirable to facilitate the proper transmittal of the Merger Consideration. Any determination by the Exchange Agent as to the adequacy of documentation shall be final.

     7. Inquiries. All questions regarding appropriate procedures for surrendering Colonial Common Stock Certificates or any questions regarding this Letter of Transmittal should be directed to the Exchange Agent at the mailing address set forth on the front side or by telephone at (617) 575-2700.



1.161166

                           IMPORTANT TAX INFORMATION

      In order to avoid "backup withholding" of federal income tax on payments of cash received upon the surrender of Certificates, a holder thereof must, unless an exemption applies, provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that such holder is not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments of cash (if any) made for the surrender of Certificates may be subject to backup withholding of 31%.

      Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

      The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of Certificates representing shares of Colonial Common Stock. The TIN for an individual is his social security number. The box in Part II of the Substitute Form W-9 may be checked if the person surrendering the Certificates has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II has been checked, the person surrendering the Certificates must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part II is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Exchange Agent will withhold 31% of cash payments to be made with respect to surrendered Certificates prior to the time it is provided with a properly certified TIN.

      Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting a statement, signed under penalties of perjury, certifying such person's foreign status. Such statements can be obtained from the Exchange Agent. A registered holder should consult with his tax advisor as to his qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

      For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.


1.161166

                                    ELECTION


      The First National Bank of Boston, as Exchange Agent, is hereby requested to issue to the undersigned (unless otherwise indicated below) certificates for one share of Liberty Common Stock for each share of Colonial Common Stock surrendered, except as to each share of Colonial Common Stock surrendered as to which a valid Election is made hereunder, plus a check in each case in payment of any fractional share resulting from the exchange of Colonial Common Stock for Colonial Common Stock, to be mailed to the undersigned at the address shown above, unless special instructions are shown below. Shares of Colonial Common Stock (and cash payments in lieu of any fractional shares) shall be delivered to the undersigned as promptly as practicable and (except as hereinafter provided) in no event later than seven (7) trading days after the Special Meeting of Stockholders of Colonial in connection with the Merger, provided that proper delivery of the applicable Certificate(s) and Letter of Transmittal to the Exchange Agent has been made by the undersigned.

=================================================================
               SPECIAL PAYMENT INSTRUCTIONS
                   (See Instruction 3)

     COMPLETE ONLY if checks and/or certificates are to be made payable and/or issued to a name
OTHER than the name appearing above.

Make checks payable to, and register certificates in
                    the name of:
Name:______________________________________
Address:____________________________________
___________________________________________
                      (Please Print)
Tax Identification Number or Social Security Number of payee (see
"Important Tax Information") above.  ___________________
=================================================================

                    SPECIAL DELIVERY INSTRUCTIONS

    COMPLETE ONLY if delivery of checks and
certificates is to be made OTHER than to the address appearing above or, if the "Special Payment
Instructions" box is filled in. OTHER than to the address appearing therein.

                     Mail or deliver to:
Name:_______________________________________
Address:____________________________________
____________________________________________
                         (Please Print)
==================================================================

     Each Colonial stockholder who wishes to make the Election may make such Election with respect to any or all shares of Colonial Common Stock owned by such stockholder. Colonial stockholders should note that if they wish to make the Election, they must fill in the Election Form below which must be received by the Exchange Agent by 5:00 p.m., New York City time on March 17, 1995 (the "Election Deadline"). Failure to submit the Letter of Transmittal together with Certificates to the Exchange Agent or failure to fill out the Election Form below shall be deemed to mean that the Colonial stockholder has waived such stockholder's Election right and has instead elected to receive solely shares of Liberty Common Stock.

     IF YOU DESIRE TO RECEIVE SHARES OF LIBERTY PREFERRED STOCK OR CASH FOR SOME OR ALL OF YOUR SHARES OF COLONIAL COMMON STOCK PURSUANT TO THE TERMS OF THE MERGER AGREEMENT, YOU MUST COMPLETE THE ELECTION FORM BELOW. IF YOU DESIRE TO RECEIVE ONLY SHARES OF LIBERTY COMMON STOCK FOR YOUR SHARES OF COLONIAL COMMON STOCK, DO NOT COMPLETE THE ELECTION FORM.

     TO MAKE A VALID ELECTION, THE COMPLETED LETTER OF TRANSMITTAL AND ELECTION FORM, AND YOUR CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 17, 1995.

     THE FEDERAL INCOME TAX CONSEQUENCES OF THE EXCHANGE OF YOUR COLONIAL SHARES SOLELY FOR SHARES OF LIBERTY COMMON STOCK (AND CASH IN LIEU OF ANY FRACTIONAL SHARES) AND/OR SHARES OF LIBERTY PREFERRED STOCK OR CASH ARE DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT UNDER "CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT." THIS SUBJECT SHOULD BE CAREFULLY REVIEWED WITH YOUR TAX ADVISER BEFORE DECIDING WHETHER OR NOT AND, IF SO, IN WHAT CALENDAR YEAR, TO MAKE AN ELECTION.

================================================================================
                 CASH OR LIBERTY PREFERRED STOCK ELECTION FORM

     IF YOU WISH TO RECEIVE ONLY SHARES OF LIBERTY COMMON STOCK (PLUS CASH IN LIEU OF ANY FRACTIONAL SHARES) FOR ALL OF YOUR COLONIAL COMMON STOCK, DO NOT COMPLETE THIS CASH OR LIBERTY PREFERRED STOCK ELECTION FORM.

1. Number of shares of Colonial Common Stock represented by the certificate(s) tendered herewith:

     -----------------

2. Number of shares of Colonial Common Stock exchanged for cash or Liberty Preferred Stock:

     -----------------

3. The undersigned hereby elects to receive either (i) or (ii) below (please mark the desired box with an X):

     [ ] (i) $40.00 in cash for each share of Colonial Common Stock referenced in item 2 above; or

     [ ] (ii) 0.77 validly issued, fully paid and non-assessable shares of Liberty Preferred Stock, for each share of Colonial Common Stock referenced in item 2 above.

4. The undersigned hereby elects to become a party to the Stockholders Agreement referenced in this Letter of Transmittal (if you wish to become a party to the Stockholders Agreement, please mark the box with an X and execute and deliver the attached counterpart signature page to the Stockholders Agreement with this Election Form).

     [ ]
================================================================================


================================================================================
                        SIGN HERE
       (Please Complete Substitute Form W-9 Below)
X ___________________________________________
X ___________________________________________
                 Signature(s) of Owner(s)

Dated_______________________________________
                      (Please Print)
(Must be signed by registered holder(s) as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates, endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

Name(s): ____________________________________
   __________________________________________

                      (Please Print)
Capacity: ___________________________________
Address: ___________________________________


================================================================================
                            GUARANTEES OF SIGNATURES
                              (See Instruction 3)


                  Name:______________________________________

                  Title: ____________________________________

                  Name of Firm:______________________________

                  Dated:_____________________________________

================================================================================



1.161166

================================================================================
                PAYER'S NAME: The First National Bank of Boston
- --------------------------------------------------------------------------------
                 PART 1 - PLEASE PROVIDE YOUR TIN     __________________________
SUBSTITUTE       IN THE BOX AT RIGHT AND CERTIFY        Social Security Number
 Form W-9        BY SIGNING AND DATING BELOW
                                                                  OR

                                                      __________________________
                                                 Employer Identification Number

 Department of the Treasury
  Internal Revenue Service

     --------------------------------------------------------------------------
     PART II - Certification  - Under penalties of perjury,  I certify that:

     (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

     (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

Payer's Request
 for Taxpayer
Identification
 Number (TIN)

    ----------------------------------------------------------------------------

     Certification Instructions-You must cross out item (2) in Part II above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

     Signature__________________________________   Date______________
     Name (Please Print):____________________________________________

    ---------------------------
    PART III

    Awaiting TIN

      [ ]
================================================================================

     NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
         IF YOU CHECKED THE BOX IN PART III OF THE SUBSTITUTE FORM W-9.

- --------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

_____________________________________    _____________________________________
               Signature                                  Date

_____________________________________
          Name (Please Print)

- --------------------------------------------------------------------------------
1.161166

                         NOTICE OF GUARANTEED DELIVERY

                                      for

                           COMMON STOCK CERTIFICATES

                                       of

                            THE COLONIAL GROUP, INC.

                  This form, or one substantially equivalent hereto (the "Guaranty"), must be delivered, in connection with the transactions described in the attached Letter of Transmittal and Election Form, if a holder of shares of the Common Stock of The Colonial Group, Inc. ("Colonial") cannot deliver the certificate(s) evidencing such Common Stock (the "Certificate(s)") to the Exchange Agent listed below (the "Exchange Agent") at or prior to 5:00 p.m., New York City time on March 17, 1995 (the "Election Deadline"). The Guaranty must be delivered by hand or sent by mail to the Exchange Agent, and must be received by the Exchange Agent on or prior to the Election Deadline. The Certificate(s), the delivery of which is guaranteed by the Guaranty, must be delivered to the Exchange Agent within five (5) trading days following the delivery of the Guaranty.

                             The Exchange Agent is:
                       The First National Bank of Boston

             By Mail:                                 By Overnight Courier:
The First National Bank of Boston             The First National Bank of Boston
          P.O. Box 1889                         Shareholder Services Division
        Mail Stop 45-01-19                 150 Royall Street, Mail Stop 45-01-19
   Boston, Massachusetts 02105                   Canton, Massachusetts 02021

             By Hand:                                      By Hand:
BancBoston Trust Company of New York          The First National Bank of Boston
       55 Broadway, 3rd Floor                  100 Federal Street, Floor 1-B
         New York, New York                         Boston, Massachusetts
                                              Attn: Receipt and Delivery Window

                             For Information Call:
                                 (617) 575-2700
   Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES
                        NOT CONSTITUTE A VALID DELIVERY.

1.161166

                             GUARANTEE OF DELIVERY
            (Not to be used for Certificate(s) signature guarantee)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, guarantees that the undersigned will deliver to the Exchange Agent the Certificate(s) representing shares of the Common Stock of The Colonial Group, Inc., with any required signature guarantees and any other required documents, all within five Nasdaq trading days after the date hereof.

....................................  Dated:................................1995
....................................  .........................................
....................................                  (Name of Firm)
            (Address)

....................................  .........................................
(Area Code and Telephone Number)                  (Authorized Signature)

     The institution which completes this form must communicate the guarantee to the Exchange Agent and must deliver the Certificate(s) to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

1.161166